===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  August 28, 2002


                              AVON PRODUCTS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-4881                                   13-0544597
-------------------------------------------------------------------------------
    (Commission File Number)              (IRS Employer Identification No.)


1345 Avenue of the Americas
New York, New York                                    10105-0196
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)


                                 (212) 282-5000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

Item 9.   Regulation FD Disclosure.

The Company has advised participants in its U.S. Personal Savings Account Plan (401(k) Plan) that there will be a blackout period from Friday, September 27, 2002 through Sunday, October 13, 2002, during which Plan participants will be unable to engage in Plan transactions. The blackout results from the Company's move to a new benefits service provider and the need to ensure a complete and accurate transfer of Plan data.

On August 28, 2002, the Company advised its executive officers and the members of its Board of Directors that they must not engage in any transactions in Company stock, including stock option exercises, during the 401(k) Plan blackout period.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AVON PRODUCTS, INC.


Dated: August 30, 2002               By:      /s/ Gilbert L. Klemann, II
                                          ---------------------------------
                                          Name:   Gilbert L. Klemann, II
                                          Title:  Senior Vice President,
                                                  General Counsel and Secretary